ADDvantage Technologies Group, Inc.

(Nasdaq: **AEY**)

ADDVANTAGE
TECHNOLOGIES GROUP

Investor Presentation

Summer 2020

Safe Harbor Statement

The information in this presentation may include forward-looking statements. All statements, other than statements of historical facts, which address activities, events or developments that the Company expects or anticipates will or may occur in the future, are forward-looking statements.

These statements are subject to risks and uncertainties, which could cause actual results and developments to differ materially from these statements.

A complete discussion of these risks and uncertainties is contained in the Company's reports and documents filed from time to time with the Securities and Exchange Commission.

Investor Highlights

ADDVANTAGE TECHNOLOGIES GROUP

ADDvantage Technologies distributes **Telco Core network** equipment and services; and provides installation services for a comprehensive line of **Wireless** technologies supporting **5G** upgrades.

1. Positioned to attack a **$275 B market opportunity in 5G network buildouts** across the U.S.
2. Opportunity for high, **double-digit revenue growth** and **with a diversified core** across wireless services and telco network equipment.
3. Managed by experienced executives and leveraging long-term industry relationships to expand.
4. **Highly fragmented industry**— 100's of players specializing in a variety of service and product offerings in the value chain; **ample opportunity for M&A** beyond organic growth.
5. **Top Wireless and Wireline Companies are Customers** — VZ, AT&T, T-Mobile, Dish, Century Link, Frontier, Windstream and Zayo.
6. A telecom micro-cap play, **optimized for top-line growth, margin expansion and future up-listing.**

$55.9 Million in Annualized Revenue
($ in millions, TTM thru Q3 2020)

Two reporting segments… three divisions

Telco: Triton Datacom, Nave Communications

Wireless: Fulton Technologies Inc.



$29.3
$26.6

Equity Snapshot	
Market Cap	$28.1 million
Shares Outstanding	11.8 million
Share Price (as of 8/25/2020)	$2.38

Market Overview:
Evolution of Communications

5G service expands the capacity for more mobile networks and allows more devices to use the network than ever before

Late 1990's

3G

348 kbps-2 mbps

- Voice
- Text
- Beginning of "mobile internet"

Late 2000's

4G

10-100 mbps

- High speed internet
- Data, apps
- HD TV, video conferencing

Late 2010's

5G

1 Gpbs

- Extremely high data rate
- Higher capacity
- Ultra low latency
- Reliable, resilient, secure
- Supports many more devices… IoT

Market Overview:
5G Explained

ADDVANTAGE TECHNOLOGIES GROUP

5G will enable the next evolution in connectivity and unleash a flurry of new use cases for mobile computing

5G features…

Up to **10Gbps data rate**… 10 to 100X > 4G

1 millisecond latency

Coverage

99.999% availability

90% reduction in network energy usage

Up to **100X connected devices** per unit area

… elevate network performance to enable a massive shift towards truly robust IoT ecosystems

- Healthcare… monitoring systems and remote surgical operations
- Driverless car navigation
- Massive data analytics for enterprise cloud-based services
- Drone and robotic applications
- Virtual reality gaming… brings VR to the masses
- Home inter-connectivity for consumers

Market Overview

ADDVANTAGE TECHNOLOGIES GROUP

5G market is poised for significant growth creating **enormous demand for service providers**

Global 5G Market is Poised for Skyrocketing Growth

- 5G represents a **meaningful opportunity for incremental growth** for wireless carriers and **US Capex growth to $37B by 2022**
- Number of **small cells** deployed in the U.S. is expected to increase ~10X by 2026 from 80k sites to >800,000 by 2025… creating a **tremendous opportunity for a Ground Technician workforce**
- All of the operators have stated intent to invest to deliver faster 4G AND to **pave the way for widespread 5G deployment**
- Upcoming changes in the 5G market are expected to have a **tremendous ripple effect through the component and services ecosystem**
- **Sprint / T-Mobile** merger enhances market opportunity due to network rationalization **plus removal work of >60,000 cell sites**
- **Dish Wireless** is a new entrant and **must build a new network and cover 70% of US Pop. by 2023 or 70k new sites**

Source: Deutsche Bank Research, Mobile Experts, S&P Global Market Intelligence

5G Network Construction Market


$275B
Total Market Opportunity
~$18B
154,000 Active Cell Towers & Small Cells
Served Market
Additional Target Markets
~$15B
Southeast
Mid-Atlantic
regions of U.S.

Focusing on geographic expansion to markets adjacent to our existing operations and to **expand our portfolio of Wireless Services**

Source: CTIA 2019

Market Overview:
Key Industry Trends in What We Do

ADDVANTAGE TECHNOLOGIES GROUP

5G presents numerous opportunities in Wireless Infrastructure Services

CAGR of 5G Connections is Expected to be 232% thru 2025

Source: wirelessweek.com

- Continued densification of networks required to meet growing bandwidth requirements nationwide
- **Big 3 need to expand**... cost for upgrades averages **$30-$70K per site**, DISH needs to build a new network
- **>300k macro cell sites** in the US will be upgraded to 5G by 2025
- **Small Cell** installations average **~$20K per site** for installation services
- **Number of small cells** deployed in the U.S. is expected to increase nearly 10x from 85,000 at the end of 2019 to **800,000 by 2026**[1]
- **$250B in Capex spend in next 5 years** on Fiber and Wireless networks in the US

5G in 2020

5G Subscriptions	~1B
Mobile Subscription	~8B
Connected IOT Devices	~20B
Global Population Covered by 5G	~20%
Mobile Data Traffic Accounted by Video	~75%

Source: Ericsson Mobility Report

[1] *Source: CTIA*

Market Overview:
Drivers of 5G Transition

Several factors will be the key to accelerating the transition to 5G

Upgrading radios and antennas at every cell site

Increasing density of tower and street side cell

Adding connections to fiber cables at every cell site

Adding more tower crews

Our Business:
Serving the Wireless Market

Through our Fulton Technologies Division, we serve carriers, OEMs and integrators as they build out 5G wireless towers

Delivering the complete implementation life cycle of tower and cell site technology upgrades…



Plan
Design
Build
Install
Integrate
Optimize
Operate
Upgrade

…with a focus on safety, quality and execution at every turn

Currently serving Southwest and Midwest regions of U.S…



…with plans to expand from 14 to 27 states

- Acquired Fulton in January 2019
- Provide turnkey construction and integration services to all of the Tier 1 wireless carriers, operators and OEMs
- Master Service Agreements with every major carrier, OEM and integrator
- Employees with 30+ years of service

Our Business:
Where We are Going

ADDVANTAGE TECHNOLOGIES GROUP

Leveraging long-term industry relationships to expand aggressively

Target Tier 1 Providers

Be a highly sought-after resource for all major carriers to drive margin improvement

Expand Geographic Footprint

Leverage existing footprint throughout Central US… look for SE & Mid-Atlantic expansion opportunities

Build-out Suite of Services

Expand offerings to include fiber backhaul, site acquisition and integration

Build Multi-regional Platform

Weave together multi-regional platform through a series of acquisitions

Our Customers

ADDVANTAGE TECHNOLOGIES GROUP

Broad and Diverse Base of Customers

Our largest customer accounted for ~12% of sales in FY 2019

Our largest five customers accounted for 37% of sales in FY 2019

Wireless Infrastructure Services

AT&T
verizon
T-Mobile
dish
U.S. Cellular
SAMSUNG
ERICSSON
NOKIA
CROWN CASTLE
AMERICAN TOWER
SBA

Telecommunications

CenturyLink
zayo
everstream
AT&T
verizon
TPX
FPL
petco
RH
Johnson Controls
NIH
PRESIDIO Future. Built.
U.S. Cellular
windstream

Our Business:
Revenue ready to take off in 2021 after 4G to 5G gap in 2020

ADDVANTAGE TECHNOLOGIES GROUP

Wireless segment quickly offset impact from sale of cable TV segment

Quarterly Revenue by Segment



$11.3
$6.8
$17.3
$8.7
$4.2
$17.6
$8.8
$8.7
$17.9
$7.9
$10.0
$14.0
$7.2
$6.8
$12.0
$7.3
$4.7
$12.0
$6.9
$5.1
Q1 FY19
Q2 FY19
Q3 FY19
Q4 FY19
Q1 FY20
Q2 FY20
Q3 FY20
Wireless
Telco
USD in millions

Revenue Highlights

- **Near-term** market shocks caused by **pandemic** stifled revenue growth in most recent quarters
- Expected investments by large wireless providers have been in a holding pattern, impacting 2020 sales
- Quarter-to-quarter fluctuations generally reflect **seasonality** of business
- Wireless business began in Q2 FY19 with purchase of Fulton Technologies

Note: Cable TV business was moved to Discontinued Operations and is not included in the Revenue numbers.
Totals may not foot due to rounding and inter-company transactions.

Our Business:

Summary Balance Sheets: **Cash will be 2X Debt by FYE**

ADDVANTAGE TECHNOLOGIES GROUP

Solid Balance Sheet

	As of 6/30/2020	As of 9/30/2019
Cash and cash equivalents	$10,365,744	$1,242,143
Accounts receivable, net of allowance	$3,164,893	$4,826,716
Inventories, net of allowance	$5,964,490	$7,625,573
Total current assets	$23,015,806	$18,965,147
Total current liabilities	$13,377,465	$7,203,793
Total debt	$7,552,332	$--
Total shareholders' equity	$15,880,590	$29,446,600
Total liabilities and shareholders' equity	$36,109,590	$36,828,344
Current ratio	1.7:1	2.6:1

Strategy:
3 Year Plan >10% EBITDA

ADDVANTAGE TECHNOLOGIES GROUP



Organic Growth of Core business
5G Carrier Capex Investment
Aggressive M&A Program
Expansion of Geographic Footprint
Enhanced Suite of Services
$277M
Focus on Operational Excellence
Leverage of Overhead
$50M
($6M)
$28M
Revenue
EBITDA
2020
2023

Leadership



Joe Hart, President and CEO

Appointed President and CEO in October 2018. Prior to joining the Company, Joe was the CEO of Aero Communications, a private equity owned company that performed installation, maintenance, and network design & construction for the telecommunications industry. From 2006 – 2014, Joe served as the EVP of Network Infrastructure Services and Wireless Operations for Goodman Networks, a provider of end-to-end network infrastructure, professional services and field deployment to the wireless telecommunications industry. For the previous 25 years, he served in various executive leadership positions at AT&T and other various telecommunication and wireless companies. Joe holds a M.S. in Systems Management from USC and B.B.A from Baldwin-Wallace College.



Jarrod Watson, Chief Financial Officer

Jarrod joined the Company with more than 20 years of experience with large organizations Fortune 500 companies including Yum Brands (NYSE: YUM) and McKesson (NYSE: MCK). Prior to joining ADDvantage, Jarrod served as CFO of Southland Holdings, a large privately held heavy civil construction company. During his time there, he led several large transformation initiatives designed to position the company for growth. Prior to that, he served as Head of Business Analytics & Forecasting for Pizza Hut US. Jarrod received an MBA from the Owen Graduate School of Management at Vanderbilt University and is licensed as a Certified Public Accountant.



Jimmy Taylor, President Wireless

Jimmy is a 35-year veteran of the wireless infrastructure and telecommunications industries. He has extensive experience in both operational leadership and business development. He started his career at Houston Cellular and PrimeCo PCS and then joined Crown Castle International, one of the world's largest tower asset management companies. He was the Regional VP of Southwest Operations for Crown Castle for almost 10 years, where he was responsible for site development, deployment and leasing operations. He was VP of Site Development at Goodman Networks and President of the Teltech Group and Cotton Telecom. Jimmy holds a B.B.A from the University of Texas at Austin and a B.A from Angelo State University.



Reggie Jaramillo, President Telco

Reggie began his career with ADDvantage Technologies in 2019 serving as the company's Director of FP&A. He was born into an entrepreneurial family and grew up working in the Leal's Mexican Foods family restaurant businesses located in West Texas and Eastern New Mexico. Prior to joining the company, Reggie worked for 15 years in the telecommunications industry for Cox Communications, Time Warner Cable and most recently Suddenlink Communications where he spent 10 years serving in various fiscal and operational leadership roles, which included VP of Fiscal Operations, VP of Business Planning, and VP of Field Operations. He holds a B.B.A from Midwestern State University, an MBA from Texas Tech University, and is nearing completion of a M.S. in Accounting from Texas A&M University-Commerce.

Contacts

ADDVANTAGE TECHNOLOGIES GROUP

For more Information

Company Contact
Jarrod M. Watson, Chief Financial Officer
ADDvantage Technologies Group, Inc., Dallas, TX
Tel (918) 251-9121 | www.addvantagetechnologies.com

Investor Relations
Brett Maas, Managing Partner
Hayden IR
Tel (646) 536-7331 | www.haydenir.com